UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 4, 2016

WisdomTree Continuous Commodity Index Fund

(Registrant)

(Exact name of registrant as specified in its charter)

WisdomTree Continuous Commodity Index Master Fund

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o WisdomTree Commodity Services, LLC 245 Park Avenue 35th Floor New York, NY (Address of principal executive offices)	10167 (Zip Code)

001-33908

001-33909

(Commission File Number)

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

(Registrant’s former name and former fiscal year, if changed since last report)

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

(Co-registrant’s former name and former fiscal year, if changed since last report)

1-866-909-9473

(Registrants’ telephone number, including area code)

c/o GreenHaven Commodity Services, LLC

3340 Peachtree Road

Suite 1910

Atlanta, GA

(Registrants’ former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, GreenHaven LLC (“GH”), GreenHaven Commodity Services, LLC (“GHCS”) and certain other parties entered into a Unit Purchase Agreement (the “Purchase Agreement”) with WisdomTree Investments, Inc. (“WTI”) on October 29, 2015.

Pursuant to the Purchase Agreement, GH agreed to transfer and sell to WTI all of GH’s interest in its wholly-owned subsidiary GHCS, including the sole and exclusive power to direct the business and affairs of GreenHaven Continuous Commodity Index Fund (the “Fund”) and GreenHaven Continuous Commodity Index Master Fund (the “Master Fund”, and together with the Fund, the “Funds”) as well as certain other assets pertaining to the management of the Funds, subject to various terms and conditions (the “Transaction”).

The Transaction was consummated on January 4, 2016. As a result, WTI became the sole member of GHCS, the managing owner and commodity pool operator of the Funds. Effective as of January 4, 2016, the Certificate of Formation of GHCS has been amended to change the name of GHCS from “GreenHaven Commodity Services, LLC” to “WisdomTree Commodity Services, LLC” (the “Managing Owner”). Further, similar certificates of amendment apply with respect to the Funds to reflect “WisdomTree” instead of “GreenHaven” in the Funds’ names.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the Transaction, the Managing Owner and/or the Funds have entered into several agreements, including the following:

-	A Commodity Subadvisory Agreement with GreenHaven Advisors, LLC (“GH Advisors”), a form of which is attached hereto as Exhibit 10.1, pursuant to which GH Advisors will serve as the commodity trading advisor with respect to the Master Fund’s investments for a period of time. GH Advisors is owned by several of the equity owners of GH.

-	A Master Custodian Agreement with State Street Bank and Trust Company (“State Street”), a form of which is attached hereto as Exhibit 10.2, pursuant to which State Street will act as a custodian of the assets of the Funds and provide accounting and other services.

-	An Administration Agreement with State Street, a form of which is attached hereto as Exhibit 10.3, pursuant to which State Street will provide certain administrative, legal, and financial reporting services for the maintenance and operations of the Funds.

-	A Distribution Services Agreement with Foreside Fund Services, LLC (“Foreside”), a form of which is attached hereto as Exhibit 10.4, pursuant to which Foreside will provide certain distribution services to the Fund, including assisting with certain functions relating to distribution, including receiving and processing Basket orders.

-	A Transfer Agency and Services Agreement with State Street, a form of which is attached hereto as Exhibit 10.5, pursuant to which State Street will provide certain transfer agency services associated with receiving and processing Basket orders and matters related to transfer of the Funds’ shares.

-	Participant Agreements among certain authorized participants, the Managing Owner, the Distributor and the Fund in relation to Basket creation and redemption in order to reflect the new servicing relationships with State Street and Foreside, a form of which is attached hereto as Exhibit 10.6.

Each of the foregoing descriptions is a summary only, and in each case is qualified in its entirety by reference to the copy of the agreement described.

Further, in connection with the Transaction, the Managing Owner and Thomson Reuters (Markets) LLC (“Thomson Reuters”) have entered into an Amended and Restated License Agreement, dated as of November 12, 2015 (the “A&R License Agreement”), attached hereto as Exhibit 10.7, which amended and restated the License Agreement originally entered into as of July 19, 2006, between Thomson Reuters and GreenHaven, LLC (the “License Agreement”). The A&R License Agreement amends the License Agreement to, among other things: (a) extend the term though December 31, 2020, (b) provide additional indemnities in favor of the Managing Owner for third party infringement claims and (c) revise the license fee structure. The foregoing description is a summary only, and is qualified in its entirety by reference to the copy of the A&R License Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Transaction, the Managing Owner and/or the Funds have terminated certain agreements, including the following:

-	Administration Agreement with the Bank of New York (“BoNY”)

-	Global Custody Agreement with BoNY

-	Transfer Agency and Service Agreement with BoNY

-	Distribution Services Agreement with ALPS Distributors, Inc.

-	Marketing Services Agreement with ALPS Distributors, Inc.

-	Participant Agreements among certain authorized participants, the Managing Owner, the Fund’s former distributor and the Fund

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Funds are Delaware statutory trusts and have no directors or executive officers. They are managed by the Managing Owner.

In connection with the Transaction, effective as of January 4, 2016, the following individuals have resigned as executive officers and directors of the Managing Owner: Ashmead Pringle (formerly chief executive officer and director), Cooper Anderson (formerly chief financial officer and director), Scott Glassing (formerly a trader), Thomas J. Mangold (formerly a director), Stephen O’Grady (formerly a director) and Cengiz Searfoss (formerly a director).

Effective as of January 4, 2016, the following individuals were appointed as executive officers of the Managing Owner, and will thus participate in managing the Funds:

Gregory Barton – President and Chief Executive Officer. Mr. Barton has served as the Executive Vice President—Operations and Chief Operating Officer of WTI since October 2012. Prior to that, Mr. Barton served as Executive Vice President Business and Legal Affairs, General Counsel and Secretary of TheStreet, Inc., a financial media company, from June 2009 to July 2012, following his service as General Counsel and Secretary of Martha Stewart Living Omnimedia, Inc., a media and merchandising company, from October 2007 to August 2008. From October 2004 to October 2007, Mr. Barton served as Executive Vice President, Licensing and Legal Affairs, General Counsel and Secretary, and from November 2002 to October 2004, as Executive Vice President, General Counsel and Secretary, of Ziff Davis Media Inc., a technology media company. Preceding Ziff Davis, Mr. Barton served in a variety of positions at WTI (then known as Individual Investor Group, Inc.) from August 1998 to November 2002, including President, Chief Financial Officer and General Counsel; and prior to that served from September 1996 to August 1998 as Vice President, Corporate and Legal Affairs, and General Counsel, and from

May 1995 to September 1996 as General Counsel, of Alliance Semiconductor Corporation, an integrated circuit company. From June 2006 through October 2012, Mr. Barton served as an Independent Trustee and Chairman of the Audit Committee for the WisdomTree Trust. Mr. Barton received a B.A. degree, summa cum laude, from Claremont McKenna College and a J.D. degree, magna cum laude, from Harvard Law School. Mr. Barton is 54 years old. Mr. Barton became a Principal and Associated Person of the Managing Owner on or around January 4, 2016.

Amit Muni – Executive Vice President of Finance, Chief Financial Officer and Treasurer. Mr. Muni has served as WTI’s Executive Vice President—Finance and Chief Financial Officer since March 2008. Prior to joining WTI, Mr. Muni served as Controller and Chief Accounting Officer of International Securities Exchange Holdings, Inc., an electronic options exchange, from 2003 until March 2008. Mr. Muni was Vice President, Finance, of Instinet Group Incorporated, an electronic agency broker-dealer, from 2000 to 2003. From 1996 until 2000, Mr. Muni was employed as a Manager of the Financial Services Industry Practice of PricewaterhouseCoopers LLP, an accounting firm. From 1991 until 1996, Mr. Muni was an accountant and a senior auditor for National Securities Clearing Corporation, a firm that provides centralized clearing, information and settlement services to the financial industry. Mr. Muni received a B.B.A. in Accounting from Pace University and is a Certified Public Accountant. Mr. Muni is 46 years old. Mr. Muni became a Principal of the Managing Owner on or around January 4, 2016.

David Castano – Principal Financial Officer. Mr. Castano has been Director of Fund Accounting & Administration of WisdomTree Asset Management, Inc. (“WTAM”) since 2011 and Treasurer/Principal Financial Officer of the WisdomTree Trust since 2013. Prior to joining WTAM, Mr. Castano was Vice President of Legg Mason & Co., where he served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co. From 2004 to 2006, Mr. Castano served as an Assistant Treasurer of Lord Abbett mutual funds. Mr. Castano received a B.B.A. in Accounting from Pace University. Mr. Castano is 44 years old.

Peter Ziemba – Executive Vice President, Chief Legal Officer and Secretary. Mr. Ziemba has served as WTI’s Executive Vice President—Business and Legal Affairs since January 2008 and Chief Legal Officer since March 2011. From April 2007 to March 2011, Mr. Ziemba served as WTI’s General Counsel. Prior to WTI, Mr. Ziemba was a partner in the Corporate and Securities department of Graubard Miller, which served as WTI’s primary corporate counsel, from 1991 to 2007, and was employed at that firm beginning in 1982. Mr. Ziemba received his B.A. in History with university honors from Binghamton University and his J.D., cum laude, from Benjamin N. Cardozo School of Law. Mr. Ziemba served as a director of WTI from 1996 to 2003. Mr. Ziemba is 58 years old.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Transaction, effective as of January 4, 2016, the Fund’s Certificate of Trust and its Declaration of Trust and Trust Agreement have been amended to effect the following: (i) the name of the Fund has been changed from “GreenHaven Continuous Commodity Index Fund” to “WisdomTree Continuous Commodity Index Fund”; and (ii) the name of the Trustee is Delaware Trust Company, successor-in-interest to CSC Trust Company of Delaware. A copy of the Fund’s amended Certificate of Trust is filed as Exhibit 3.1 hereto and a copy of its amended Declaration of Trust and Trust Agreement is filed as Exhibit 3.2 hereto.

Additionally, effective as of January 4, 2016, the Master Fund’s Certificate of Trust and its Declaration of Trust and Trust Agreement have been amended to effect the following: (i) the name of the Master Fund has been changed from “GreenHaven Continuous Commodity Index Master Fund” to “WisdomTree Continuous Commodity Index Master Fund”; and (ii) the name of the Trustee is Delaware Trust Company, successor-in-interest to CSC Trust Company of Delaware. A copy of the Master Fund’s amended Certificate of Trust is filed as Exhibit 3.3 hereto and a copy of its amended Declaration of Trust and Trust Agreement is filed as Exhibit 3.4 hereto.

The Funds filed a press release regarding the name changes prior to the filing of this Form 8-K.

Item 8.01. Other Events.

The disclosures set forth above in the Introductory Note are hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Form of Certificate of Amendment to Certificate of Trust of Greenhaven Continuous Commodity Index Fund

3.2	Form of Amendment to the Declaration of Trust and Trust Agreement of Greenhaven Continuous Commodity Index Fund

3.3	Form of Certificate of Amendment to Certificate of Trust of Greenhaven Continuous Commodity Index Master Fund

3.4	Form of Amendment to the Declaration of Trust and Trust Agreement of Greenhaven Continuous Commodity Index Master Fund

10.1	Form of Commodity Subadvisory Agreement

10.2	Form of Master Custodian Agreement

10.3	Form of Administration Agreement

10.4	Form of Distribution Services Agreement

10.5	Form of Transfer Agency and Services Agreement

10.6	Form of Participant Agreement

10.7	Amended and Restated License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

By WisdomTree Commodity Services, LLC, the Managing Owner

By:	/s/ Gregory Barton
	Name:	Gregory Barton
	Title:	President

WISDOMTREE CONTINUOUS COMMODITY INDEX MASTER FUND

By WisdomTree Commodity Services, LLC, the Managing Owner

By:	/s/ Gregory Barton
	Name:	Gregory Barton
	Title:	President

Date: January 4, 2016

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

3.1	Form of Certificate of Amendment to Certificate of Trust of Greenhaven Continuous Commodity Index Fund

3.2	Form of Amendment to the Declaration of Trust and Trust Agreement of Greenhaven Continuous Commodity Index Fund

3.3	Form of Certificate of Amendment to Certificate of Trust of Greenhaven Continuous Commodity Index Master Fund

3.4	Form of Amendment to the Declaration of Trust and Trust Agreement of Greenhaven Continuous Commodity Index Master Fund

10.1	Form of Commodity Subadvisory Agreement

10.2	Form of Master Custodian Agreement

10.3	Form of Administration Agreement

10.4	Form of Distribution Services Agreement

10.5	Form of Transfer Agency and Services Agreement

10.6	Form of Participant Agreement

10.7	Amended and Restated License Agreement